UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CLIMATE CHANGE CRISIS REAL IMPACT I ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

In connection with the previously announced business combination between EVgo Services, LLC (“EVgo”) and Climate Change Crisis Real Impact I Acquisition Corporation (“CRIS”), the following communications were made available on Twitter on June, 10, 2021 which are being filed herewith as soliciting materials.

 In connection with the previously announced business combination between EVgo and CRIS, the following communication was made available on Facebook on June, 10, 2021 which is being filed herewith as soliciting material.

EVgo Network

51m ·

Stockholders of $CLII as of May 19, 2021: Remember to vote on the business combination with EVgo prior to the Climate Change Crisis Real Impact I Acquisition Corporation stockholder meeting on June 29, 2021.

Every vote is important, no matter how many shares you hold. Information on how to vote your $CLII shares is available here: http://bit.ly/CLIIvote

Important Information: http://bit.ly/CLIIdisclosure

EVgo FAST CHARGING

3

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In connection with the previously announced business combination between EVgo and CRIS, the following communication was made available on LinkedIn on June, 10, 2021 which is being filed herewith as soliciting material.

In connection with the previously announced business combination between EVgo and CRIS, the following is a transcript of a recorded telephone message that was distributed to stockholders by CRIS and its external proxy solicitor.

Climate Change Crisis Real Impact I Acquisition Corporation

Stockholder Robo-call Script – Special Meeting

“Hi, this is David Crane, Chief Executive Officer of Climate Change Crisis Real Impact I Acquisition Corporation; you may know us by our New York Stock Exchange stock symbol “CLII”. Our records show that you are a stockholder in CLII as of the record date of May 19, 2021. I am calling you to ask you to vote 'FOR' all the proposals described in the Company’s proxy statement for our upcoming Special Meeting, currently scheduled to be held on June 29, 2021.

The proposals we are asking stockholders to approve include the approval of the business combination with EVgo Services, LLC, the nation’s largest public fast charging network for electric vehicles and first powered by 100% renewable electricity. We also ask you to vote for all of the other proposals set forth in the proxy statement including amendments to the Company’s certificate of incorporation, the election of a new slate of directors to the board, approval of a new incentive plan and others. Your vote is truly critical no matter how many or how few shares you own. Even if you no longer hold your shares, it is important that you still vote because you held shares as of the May 19, 2021 record date.

If you dial 1 now you can be connected to a live agent who can take your vote over the phone today. Thank you for your investment in Climate Change Crisis Real Impact I Acquisition Corporation.

Important Information and Where to Find It

In connection with the proposed business combination between EVgo and CRIS and related transactions (the “Proposed Transactions”), CRIS has filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”), which was distributed to holders of CRIS’s common stock in connection with CRIS’s solicitation of proxies for the vote by CRIS’s stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about CRIS, EVgo and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by CRIS through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Climate Change Crisis Real Impact I Acquisition Corporation, 300 Carnegie Center, Suite 150, Princeton, New Jersey 08540.

Participants in the Solicitation

CRIS and EVgo and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of CRIS and EVgo is set forth in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

Certain statements in the related information that are not historical facts may constitute forward-looking statements are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in the related information, regarding CRIS’s proposed business combination with EVgo, CRIS’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in the related information, and on the current expectations of the respective management of CRIS and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CRIS or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of CRIS or EVgo is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the amount of redemption requests made by CRIS’s stockholders; the overall level of consumer demand for EVgo’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo’s customers; EVgo’s ability to implement its business strategy; changes in governmental regulation, EVgo’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CRIS’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CRIS’s or EVgo’s financial results is included from time to time in CRIS’s public reports filed with the SEC, as well as the Proxy Statement that CRIS has filed with the SEC in connection with CRIS’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CRIS’s or EVgo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CRIS nor EVgo presently know, or that CRIS and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CRIS’s and EVgo’s expectations, plans or forecasts of future events and views as of the date of the related information. CRIS and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CRIS and EVgo may elect to update these forward-looking statements at some point in the future, CRIS and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CRIS’s or EVgo’s assessments as of any date subsequent to the date of the related information. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

The related information shall not constitute an offer to sell or the solicitation of an offer to buy any securities.